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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  June 30, 2008

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     CALIFORNIA                      0-51027                    33-0459135
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 30, 2008, Consumer Portfolio Services, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") and related agreements with Levine Leichtman Capital Partners IV, L. P. (" LLCP"), pursuant to which LLCP purchased a $10 million five-year note issued by the Company. The indebtedness to LLCP is secured by substantially all of the Company's assets, though not by the assets of the company's special-purpose financing subsidiaries. Certain other subsidiaries of the Company (CPS Marketing, Inc., CPS Leasing, Inc., Mercury Finance Company LLC and TFC Enterprises LLC, together with the Company, "CPS") have guaranteed the Company's obligations to LLCP.

Under the Agreement, subject to the satisfaction of certain terms and conditions, LLCP has agreed to purchase an additional $15 million note to be issued by the Company, which additional note is to have substantially the same terms as the $10 million note. LLCP's obligation to purchase the additional note under the Agreement is subject to a number of conditions being satisfied, including, without limitation, a successful restructuring of certain indebtedness owed by a subsidiary of the Company to an affiliate of Citigroup.

In connection with the Agreement, the Company has paid a closing fee of $1.1 million and has issued to LLCP (i) 1,225,000 shares of the Company's common stock, (ii) a warrant to purchase 275,000 shares of the Company's common stock, at a nominal exercise price, and (iii) a warrant to purchase 1,500,000 shares of the Company's common stock at an exercise price of $2.573 per share. Exercise of the warrant(s) is contingent upon the Company's obtaining the approval of its shareholders, which the Company has agreed to seek. As an alternative to exercise of the warrants, LLCP has the right to require that the Company purchase all or any portion of the warrants at a price equal to the difference between the aggregate exercise price of the warrants so purchased, and the then prevailing market price of the Company's common stock.

Affiliates of LLCP have purchased senior secured debt securities from the Company, and have held as much as 4.5 million shares of the Company's common stock, at various times in the past. No such debt securities have been outstanding since July 2007, and no such shares have been held since December 2007.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to item 1.01 is incorporated herein by reference. The Company first incurred indebtedness under this facility in the amount of $10 million on June 30, 2008. The Company is using proceeds of that draw for working capital, for transaction costs, and for other corporate purposes.

The indebtedness bears interest at the rate of 16% per annum. The full amount of such indebtedness is due June 30, 2013, and not prior, other than upon the occurrence of certain defined events of default.

The Company intends to incur additional indebtedness under this facility in connection with the intended restructuring of outstanding indebtedness referred to in item 1.01, however, there can be no assurance as to such restructuring, nor as to such additional draw.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 30, 2008, the Company issued to LLCP (i) 1,225,000 shares of the Company's common stock, (ii) a warrant to purchase 275,000 shares of the Company's common stock, at a nominal exercise price, and (iii) a warrant to purchase 1,500,000 shares of the Company's common stock, at an exercise price of $2.573 per share. The shares and warrants were issued in consideration of LLCP's purchasing the Company's $10 million five-year note, as described above in Item
1.01 of this Form 8-K. The content of Item 1.01 is incorporated by reference into this Item 3.02. Each of the warrants may be exercised at any time on or before June 30, 2018, contingent on shareholder approval of issuance of such warrants, which the Company has agreed to seek. The exercise price of $2.573 per share is equal to the average of the closing prices of the Common Stock on the Nasdaq Stock Market for the ten trading days ended June 27, 2008. Each of the warrants contains anti-dilution provisions and other customary provisions.

The sale and issuance of such shares and warrants is exempt from registration under the Securities Act of 1933, pursuant to section 4(2) thereof, as a transaction involving a public offering. Such securities were not offered or sold to any person other than LLCP. The Company has also agreed to register the resale of the warrants, and of the common stock that may be issued upon the exercise of the warrants, under the Securities Act upon request of LLCP.


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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The agreements between CPS and LLCP include restrictions on CPS repurchases of its outstanding securities, including both (i) its common stock, and (ii) its Renewable Unsecured Subordinated Notes. Absent the future consent of LLCP, as to which there can be no assurance, CPS may not purchase more than $500,000 of its outstanding common stock, nor may it repurchase prior to maturity in any one year more than $100,000 of its Renewable Unsecured Subordinated Notes. As CPS had already, prior to entering into such agreements, purchased the maximum applicable to the Renewable Unsecured Subordinated Notes within calendar year 2008, no further repurchases of such notes prior to their maturity are permitted within 2008.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report:

Item 99.1         News Release dated June 30, 2008 re $10 million financing.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.


Dated: July 7, 2008                 By: /s/ Jeffrey P. Fritz
                                         --------------------------------------
                                         Jeffrey P. Fritz
                                         Sr. Vice President and Chief
                                         Financial Officer

                                         Signing on behalf of the registrant
                                         and as principal financial officer


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                                  EXHIBIT INDEX


Exhibit Number      Description
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Item 99.1         News Release dated June 30, 2008 re $10 million financing.




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